Investor Relations Plano, TX August 4, 2022 Diodes Incorporated (DIOD) Exhibit 99.1

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the third quarter of 2022, we expect revenue to be approximately $521 million plus or minus 3 percent; we expect GAAP gross margin to be 41.5 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 20.5 percent of revenue, plus or minus 1 percent; we expect non-GAAP net interest expense to be approximately $3.0 million; we expect our income tax rate to be 18.5 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the third quarter are anticipated to be approximately 46.2 million. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that the COVID-19 pandemic may continue and have a material adverse effect on customer demand and staffing of our production, sales and administration facilities; the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that the cost, expense, and diversion of management attention associated with the LSC acquisition may be greater than we currently expect; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk that the coronavirus outbreak or other similar epidemics may harm our domestic or international business operations to a greater extent than we currently anticipate; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on August 4, 2022 titled, “Diodes Incorporated Reports Record Second Quarter Fiscal 2022 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

Management Representative Dr. Keh-Shew Lu Chairman, President and CEO Experience: President & CEO, Diodes Incorporated Since 2005 Texas Instruments 27 years Senior Vice President of TI Worldwide Analog and Logic President of Texas Instruments – Asia Education: Doctorate and Master's Degree in Electrical Engineering Texas Tech University Bachelor's Degree in Engineering National Cheng Kung University – Taiwan

Company Representative Experience: Head of Corporate Marketing, Diodes Incorporated, Milpitas, CA Head of Corporate Marketing, Pericom, Milpitas, CA Vice President, Marketing, CA Technologies (Broadcom), Redwood City, CA Director, Global Marketing Strategy, EMC, Pleasanton, CA Director, Marketing, Zarlink Semiconductor (Microchip), San Jose, CA Marketing Management positions at Cisco and National Semiconductor, CA Education: MBA, Marketing/Entrepreneurship, Saint Mary's College of California BS in Electrical and Computer Engineering, UC Santa Barbara Gurmeet Dhaliwal Company spokesperson Director, Investor Relations

About Diodes Incorporated Vision: Profitability Growth to Maximize Shareholder Value Our Core Values: Integrity, Commitment, Innovation Diodes delivers high-quality semiconductor products to the world’s leading companies in the consumer electronics, computing, communications, industrial, and automotive markets DIOD Stock Symbol 63 Years in business 30 Consecutive years of profitability 32 Number of locations worldwide ~9000 Number of employees 58Bn Number of units shipped in 2021 >29K Number of products >50K Number of customers >50 Number of distributors 1.93Bn 12 month trailing revenue as of June 2022

Company Overview NASDAQ: DIOD; Founded in 1959 Headquartered in Plano, TX; 32 locations globally Manufacturing in US, UK, Germany, China, and Taiwan ISO 9001:2015 Certified / IATF 16949:2016 Certified ISO 14001:2015 Certified Key acquisitions: onsemi SPFAB – June 2022 Lite-On Semiconductor – Nov. 2020 TI Greenock fab - April 2019 Pericom Semiconductor – Nov. 2015 BCD Semiconductor - March 2013 Power Analog Microelectronics (PAM) - Oct. 2012 Zetex - June 2008 Advanced Power Devices - Nov. 2006 Anachip Corporation Taiwan - Jan. 2006 30 consecutive years of profitability Global Operations and World-class Manufacturing & Packaging

Global Organization Wuxi, China Jinan, China Shanghai, China Jhongli, Taiwan Hsinchu, Taiwan Keelung, Taiwan Taipei, Taiwan Munich, Germany Neuhaus, Germany Plano, Texas Milpitas, California Greenock, UK Chengdu, China Logistics Hub and Warehouses Oldham, UK Key: Headquarters Wafer Fab Assembly/Test Design/Sales/Marketing South, Portland, Maine

Our Sustainability Commitment We view sustainability as a competitive advantage and have adopted a sustainability-oriented approach to assess and address related risks that may influence our operational activities, business results, and financial performance. Please refer to Governance and Oversight for additional details  Key focus areas regularly reviewed by our Board of Directors Instituted a cross-functional Sustainability Steering Team to address the sustainability related risks and opportunities  The Sustainability Steering Team provides periodic updates to the Board of Directors

Expanding Profitability Growth * Revenue/Gross Margin for 2022 are based on first half results and Q3 guidance provided on August 4, 2022 *

Vision: Create Shareholder Value Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT 2010 2017

Shifting Gears to Profitability Growth Mission: Profitability growth to expand shareholder value Strategy: Grow Revenue to $2.5B at 40% Gross Margin Goal: $1B Gross Profit by 2025

Targeted Market Segment Distribution Goal Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial Embedded systems and precision controls, and IIoT Consumer IoT: wearables, home automation, smart infrastructure Communications Smart phones, 5G networks, advanced protocols, and charging solutions Computing Cloud computing: server, storage, data centers ~60% of revenue ~40% of revenue (41% for 1Q2022) (59% for 2Q2022)

Example: Industrial, Embedded Applications Total Solutions Provider Vcore DCDC Controller MOSFET LVDS Switch DDR Port Supply and PwrMgnt I/O I2C Local Bus Clock Inputs Video Port USB3 Port JTAG Ethernet Ports PCIe 2/3 Ports SATA/SAS Port FPGA ASIC SoC MCU CPU DDR Regulator DC DC Controller DDR3/4 or SSD USB Sleep & Charge USB Power Switch USB 3.0 / 3.1 Switch USB 3.0 / 3.1 ReDriver HDMI/DP Switch HDMI/ DP ReDriver TVS TVS PCIe Packet Switch PCIe-USB Bridge 10GbE ReDriver 10Gb Switch 10Gb 1Gb PCIe 1/2/3/4 Signal Switch SATA / SAS2/3 ReDriver SATA / SAS2/3 Switch HV DC-DC I2C to UART High-Current LDO HV DC-DC 8-Bit UART Power Mgmt DDR3/4 or SSD ADC/ DAC Crystals Clock Generator PCI Bus to Legacy End Point PCIe-UART Bridge PCIe-PCI Bridge PCIe 1/2/3/4 ReDriver PCIe 1/2/3/4 End Point DDR3 / 4 Switch DDR3/4 or SSD Analog Switch JTAG VLT/ULS Supply 10Gb PHY SFP+ Optical LAN Switch Port 1 Port 2 USB-C Switch /ReDriver Real Time Clock I2C Mux Oscillators Crystals I2C Buffer Clock Buffer

Automotive Applications Driving Growth Connected Driving ADAS (Advanced Driver Assistance Systems) Telematics Infotainment Systems Comfort, Style, and Safety Lighting Migration to LED and intelligent illumination BLDC motor control Migration from Brushed to Brushless DC Motors Electrification/Powertrain Conventional Powertrain  Hybrid  Electrification Power Module Inverter for EV motor Battery management Move to 48V battery Focus Applications:

Automotive Opportunity 2022 Automotive Potential Revenue $ / Car Automotive Motor Control $41 Connected Driving (Infotainment, Telematics & ADAS) $36 Powertrain, Electrification & Body Control Electronics $17 Lighting – Moving to LED $13 Total $107 Body Control Electronics Motor Control Interior and Exterior Lighting Advanced Driver Assistance Systems Car & LV Volumes – IHS Markit 2020 Diodes’ SAM = volume * $/car Infotainment & Telematics Power Train

Automotive Surround-View SuperCAM Platform Advanced Clock Gen, Clock Buffers, USB Power Switch and Protection solutions for mission-critical need Automotive Compliant* Products Diodes’ Key Products $ / Box Analog >$1.20 Power Management >$0.70 MOS/BJT >$3.50 Diodes and Rectifiers >$5.00 Timing and Connectivity $14.00 Total $24.40

Industrial Content Expanding Increasing IC content in embedded systems Switching and signal path for networked systems and automation Signal conditioning and timing for precision controls Motor controls, sensors, and power management for smart meters

IoT – Machine to Machine (M2M) Growth Opportunities: Power, Sensor, DC-DC Gate Driver, BJT, MOSFET XTAL and clock Packet switch, ReDriver, IO Expander M2M – Dominated by short range technology 73% are short range, mostly Wi-Fi 2017: connections @ 750 million 2023: connections @ 2600 million M2M – By Application IoT and M2M Modems POS, Routers, Edge Server On-Premise Edge Gateway AGV (Automated Guided Vehicle) AMR (Autonomous Mobile Robots) UAV (Unmanned Aerial Vehicle) POS Display Port Switch I2C Level Shifter w/Buffer USB Switch USB Power Switch USB 3.0 ReDriver USB 3.0 Switch PCI Switch/ ReDriver SATA Switch/ ReDriver Voltage Detector Xtal USB Port USB 3.0 Controller High Bandwidth Mux ReDriver AC-DC Adapter GPIO Expander Temperature Sensor DVI Scaler Mobile DDR/NOR Flash NAND Flash USB 3.0 PCIe/ SATA DP I2C Bus UART USB 2.0 CPU STDLIN DC-DC / LDO AC-DC Diodes’ Key Products $ / AGV Discrete $3.5 Analog & Power Mgmt. $1.6 Timing and Connectivity $18.0 Total $23.10 PMU DDR WiFi Module Gate Driver and MOS LiDAR / Gyro Sensor PCIe Packet Switch Camera Sensor CAN Transceiver Embedded Processor SSD M Isolated DCDC 48V Battery LDO, DCDC, Hall sensor, Audio Amp IO Expander AGV

Cloud Computing Accelerating Enterprise Market ReDriver support for PCIe or USB connectivity Wide range of signal protocols: PCIe, SAS, SATA, GbE, USB MUX products for high capacity solid state storage Crystal oscillators for increasing clocking speeds LDOs, SBR, and TVS for power management and protection

Server Platform Solution Almost all of Server vendors are Diodes’ existing customers Diodes’ products are well positioned in this segment Connectivity, Signal Integrity, Timing, Standard Linear, Power Management, Power Switches, Protection or HV MOSFET / SBR devices AC-DC MOSFET / SBR Power Adapter BLADE SERVER PLATFORM Dual/Quad Core CPU’s HDD SAS2.0/SATA3.0 DDR 4 PCIe Gen3/4 PCIe SSD USB3 Re-Driver I2C L/S SERVER PLATFORM HDD RAID Card Expander Card MEZZ Card XTAL PCIe Clock InfiniBand Card 10G ReDriver XO 4x10G 1 x 1G Middle Plane HDD Plane Reset IC System Clock XO 100G QSFP 10G Re-driver SATA3 USB2 S & C 2546 To Back-plane I2C Buffer BMC Front Rear PCIe slot M.2 SATA/PCIe Bus switch I2C MUX IO Expander PCIe Gen4 Clock Buffer GTL L/S PCIe NVME PCIe SSD XO 10G ReDriver SAS3 Re-Driver Front SAS3 Re-Driver PCIe Clock Buffer VGA Switch MOSFET Vcore DCDC Controller SBR Clock Buffer BMC LAN Card XO TVS TVS TVS TVS PCIe Gen3/4 Re-Driver Combo Re-Driver SATA 3.0 Signal Switch SAS2.0/ SATA3.0 ReDriver Dual/Quad Core CPU’s CPU XO Chipset DCDC / LDO Power Management Diodes’ Key Products $ / Server Analog 2.31 Discrete 3.41 Timing and Connectivity 23.34 Total $29.06 WW Server total shipments (Mu) Computing Platform: Server/Storage Solution

Consumer: IoT Driving Power & Connectivity Requirements Diodes’ Key Products $ / Box Analog >$0.20 Power Management >$1.30 MOS/BJT >$10.00 Diodes and Rectifiers >$5.00 Timing and Connectivity $3.50 Total $20.00 Enterprise Smart Infrastructure Wearables Consumer & Home Asset Tracking Security & Surveillance Retail

Sensor IoT Segment: Smart Home Smart Home – expected to grow to 1.4Bu by 2023 Safety and Security Climate Control Consumer Electronics Lighting control Host Controller X1 PCIe2 100MHz HCSL Clk SSD X1 PCIe2 (or SATA controller) 25MHz Xtal PCIe CG PI6C557-05 PCIe Packet SW PI7C9X2G304SL Wireless Controller Wireless Controller Smart Home Gateway Smart Lighting MHz Xtal kHz Xtal AC Power LED Driver AC-DC Light User Interface Smart Speaker MHz Xtal SoC Growth Opportunities Power LED driver Xtal and clock Packet switch SoC MHz Xtal MOSFET TVS NAND SDRAM Wi-Fi LED Drive Audio Amp Digital Assistant Diodes’ Key Products $ / Box Analog $0.40 ~ $0.65 Power Management $1.80 MOS/BJT $1.10 Diodes and Rectifiers $0.50 Timing and Connectivity $3.50 Total $7.55 AC-DC Audio Amp Wi-Fi Memory Ethernet port AC Power SoC DC-DC / LDO DC-DC / LDO

Communications - 5G Applications Expanding Growth Opportunities Focus Applications: Cloud Computing Data Center Server Gateway Internet Gateway Fiber network Core Network, Cell Stations Small Cells Base Station Edge Computing Server Smart antenna Fiber network End Products Portables: Smartphone, Tablet Smart Car Consumer: VR/AR, Drone, IoTs Telecom: 5G CPEs Embedded/Industrial Communications Revenue Net Sales

Smartphone: Efficiency, Functionality, and Control Driving Smartphone Growth Smart speaker/IoT rising AR / VR Foldable screens 5G Smartwatches Growth Opportunities USB Type-C MUX MOSFET LDO, OVP LDSW, Audio, DCDC, LED/OLED Driver, ACDC Diodes’ Key Products $ / Phone Analog $0.55 Power Management $1.50 MOS/BJT $0.33 Diodes and Rectifiers $0.42 Timing and Connectivity $3.00 Total $5.80

5G Macro Cell Platform Advanced Solution in Signal Integrity, Signal/Bus/Power Switches and IO Expanders for diversified networking applications Global Logistics provide cost-competitive solution with industry standard pin-outs and flexible package options Diodes' Key Products $ / Box Analog >$0.60 Power Management $0.90 MOS/BJT >$0.50 Timing and Connectivity $11.00 Total $13.00 Xtal 25MHz KX6000G IO Expander IO Expander LV Translator I2C MUX 8-ch x2 I2C SFP Module I2C / GPIO eUSB to USB Repeater x2 eUSB Type A USB2.0 Power Switch 1.5A 1-ch VBUS GPIO SMA Low Power 3.3V 4-output Clock Gen 100MHz HCSL x 4 eMMC eMMC 4x4 RU 25GbE 25GbE mmWAVE / Sub-6GHz Baseband Processor 4x4 RU 4x4 RU 4x4 RU Server MB 5V to 3.3V, 1.2V, 1.15V for Processor : Sync Buck Converter, 5V 4~8A (under development) Power In to 1.1V, 3.3V, 5V system : Sync Buck Converter, 24V 10~12A (under development) USB-to-UART LDO: Low Dropout Regulator, 5V 150mA, Adjustable 3.3V to 1.0V, 2.0V for PHY : Low Dropout Regulator, 5V 1A, Adjustable 4-ch Low Cj TVS Diode Array Single-buffer Gate (open-drain) Single 2-input Positive AND Gate (push-pull) Single Schmitt-Trigger Buffer (push-pull) MOSFET : Complementary MOS pair, 20V Power Mgmt. Solutions Networking Processor 8bit Bus Switch 1.8~3.3V, x2 PCIe 5.0 X8 PCIe 5.0 8ch ReDriver AIC PCIe 5.0 X8 PCIe 5.0 8ch ReDriver AIC XO SMD 3225 – 12MHz, 25Mhz, 49.152 MHz XO SMD 3225 (1.2V Low Jitter)- 24MHz Clock Options Summary Logic IC Summary 1-bit Translator 1.8V to 3.3V, x2

Complete Platform Solutions: Notebooks DCDC Converter CPU PCH MOSFET LED Driver USB 2.0 Switch A/V Codec DDR Regulator LDO Analog Switch TVS USB 3.0 ReDriver Crossbar Switch Vcore DCDC Controller Sleep / Charge Detect Video Switch MCU USB3 / DP Switch LSP Con LCD Panel TVS DP-to-VGA Converter Video Switch TVS HDMI ReDriver SATA / PCIe ReDriver HDD / SSD USB2 / 3 Switch USB Power Switch TVS Docking Sub-system DDR4 DIMM 3D Camera LDO USB3 ReDriver UART D+, D- Memory Bus DP0..3 Tx, Rx I2C D+, D- D+, D- AUXHPD+ AUXHPD- SATA / PCIe DDI USB3.0 eDP1.3 DP1.2b HDMI 1.4 TVS LAN Switch MOSFET Audio Amplifier Sensor DCDC LDO Logic Sensor TVS USB Switch LED Driver Timing Signal Integrity Switching Connectivity Audio SBR ACDC Std Linear High-Speed Serial Connectivity SBR Diode Diode DP/LAN Mux Clock Buffer ACDC External Adapter / Charger MOSFET / SBR TVS, LDO,Thyristor Bridge Rectifier TVS Thyristor Bridge Rectifier

Technology Focus Products 32 Gbps ReDrivers and Switches Automotive Packet Switch for Telematics / ADAS Complete USB Type-C Solution Low jitter timing solution for cloud computing Ultra low power and low noise LDOs for IoT Low Cj TVS for signal integrity Lowest RDS(ON) LDMOS for battery efficiency Compact QFN and DFN Power density PowerDI Chip scale packaging and plating capability Extensive multi-chip package technology High performance 8” MOSFET trench technology Advanced Epi bipolar transistor processes Proprietary rectifier technology Rugged automotive grade NMOS and PMOS Assembly/Test Wafer Fab

Packaging Efficient Manufacturing + Superior Processes Shanghai-based packaging with capacity over 34 billion units Chengdu facility has potential capacity 3X of Shanghai Additional facilities in Neuhaus, Germany and Wuxi, China US Fab: South Portland, Maine China fabs: Shanghai and Wuxi Taiwan fabs: Hsinchu and Keelung UK fabs: Greenock and Oldham Bipolar, BiCMOS, CMOS and BCD process Strong engineering capabilities Wafer Fabs

Revenue Profile for Second Quarter 2022 By End Market Computing Consumer Industrial Communications Automotive By Channel Distribution Direct By Region Asia Europe Americas 19% 16% 24% 27% 14% 71% 29% 74% 14% 12%

Income Statement – Second Quarter 2022 Record Performance ($ in millions, except per share amounts) 2Q21 1Q22 2Q22 Net sales 440.4 482.1 501.0 Gross profit (GAAP) 159.8 196.7 206.5 Gross profit margin % (GAAP) 36.3% 40.8% 41.2% Net income (GAAP) 55.4 72.7 80.2 Net income (non-GAAP) 54.6 80.3 86.9 Diluted EPS (non-GAAP) 1.20 1.75 1.90 Cash flow from operations 93.9 72.3 85.0 EBITDA (non-GAAP) 99.4 118.2 130.4

Balance Sheet ($ in millions) Dec 31, 2020 Dec 31, 2021 June 30, 2022 Cash plus short-term investments 327 373 316 Inventory 307 349 371 Current Assets 1,024 1,188 1,215 Total Assets 1,980 2,194 2,285 Total Debt (L/T, S/T, Line of Credit) 451 301 265 Total Liabilities 963 892 868 Total Equity 1,016 1,303 1,417

Revenue to be ~$521 million, +/- 3.0% Order demand and backlog remains very strong going into the third quarter GAAP gross margin of 41.5%, +/- 1% on a consolidated basis Non-GAAP operating expenses 20.5% of revenue, +/- 1%, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets Net Interest expense of ~$3.0 million Income tax rate to be 18.5%, +/- 3% Shares used to calculate diluted EPS approximately 46.2 million Purchase accounting adjustments related to amortization of acquisitions-related intangible assets of $3.2 million, after tax, for previous acquisitions is not included in these non-GAAP estimates *Guidance as provided on May 4, 2022 Third Quarter 2022 Business Outlook

Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20% operating profit Next Strategic Goal: $1B gross profit Tactics: Increased focus on high-margin automotive, industrial, and Pericom products Investment for technology leadership in target products, fab processes, and advanced packaging System solutions to drive business expansion